                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2003

                              Analog Devices, Inc.
               (Exact name of registrant as specified in charter)

     Massachusetts                     1-7819             04-2348234
 (State or other juris-             (Commission          (IRS Employer
diction of incorporation            File Number)        Identification No.)

One Technology Way, Norwood, MA                            02062
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (781) 329-4700


          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On November 18, 2003, Analog Devices, Inc., a Massachusetts corporation (the "Company"), issued a press release announcing that its Board of Directors has declared a cash dividend. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 18, 2003                  ANALOG DEVICES, INC.

                                          By:  /s/ Joseph E. McDonough
                                               -----------------------
                                               Joseph E. McDonough
                                               Vice President-Finance
                                               and Chief Financial Officer
                                               (Principal Financial and
                                               Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------
99.1                                  Press release dated November 18, 2003